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EXHIBIT 99.1

        Letter of Transmittal

To Exchange Each Registered Ordinary Share

of

Allied World Assurance Company Holdings, AG

for

$23.00 in Cash and Subordinate Voting Shares

of

Fairfax Financial Holdings Limited

Pursuant to the Prospectus, dated May 8, 2017

        The undersigned represents that I (we) have full authority to surrender without restriction the Allied World shares listed below. You are hereby authorized and instructed (i) to prepare in the name of and deliver to the address indicated below a check representing a cash payment and (ii) to credit the account holding the Allied World shares on my behalf with DTC indicated below, unless otherwise instructed in the boxes on the following page, for the Allied World shares tendered pursuant to this Letter of Transmittal.

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY
TIME, ON JUNE 30, 2017, UNLESS THE OFFER IS EXTENDED.

        The method of delivery of this Letter of Transmittal and all other required documents is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal to:

Continental Stock Transfer & Trust Company

By Mail, Hand or Overnight Courier,
or Other Expedited Service:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Corporate Actions Department

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE ENCLOSED IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 AS REQUIRED.

        THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        Pursuant to the offer of FFH Switzerland (as defined below) to acquire all of the outstanding registered ordinary shares of Allied World (as defined below), the undersigned surrenders and assigns the following Allied World shares:

DESCRIPTION OF ALLIED WORLD SHARES TENDERED

Name(s) and Address(es) of Register Holder(s) (Please Fill In, if Blank)(1)	Allied World Shares Tendered (Please attach additional signed list, if necessary)

	Account Number(2)	Number of Allied World Shares Tendered(3)	Book-Entry Shares Tendered(3)

Total Shares Tendered

(1)	For registered shareholders of Allied World who hold Allied World shares described below on the books and records of Allied World, the name of the Registered Holder (as defined below) must be exactly as it appears on the books and records of Allied World.
(2)	Need not be completed if transfer is to be made with respect to Allied World shares held in book-entry form in DTC (as defined below).
(3)	Unless otherwise indicated, it will be assumed that all Allied World shares are being tendered hereby.

        This Letter of Transmittal should be used only for tendering Allied World shares (as defined below). Do not use this Letter of Transmittal to tender Allied World securities other than Allied World shares.

        IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER DOCUMENTS RELATED TO THE OFFER, YOU SHOULD CONTACT THE INFORMATION AGENT, GEORGESON LLC, AT (800) 248-7690.

        Holders of Allied World shares who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the exchange agent prior to the Expiration Time (as defined in the Prospectus), must tender their Allied World shares according to the guaranteed delivery procedure set forth in the section entitled "The Offer — Procedures for Tendering Allied World Shares — Guaranteed Delivery Procedures" in the Prospectus. See Instruction 2.

        You have received this Letter of Transmittal in connection with the offer by Fairfax Financial Holdings (Switzerland) GmbH, a limited liability company incorporated under the laws of Switzerland ("FFH Switzerland") and a direct wholly owned subsidiary of 1102952 B.C. Unlimited Liability Company, an unlimited liability company organized under the laws of the province of British Columbia, Canada ("Canada Sub"), which is a direct wholly owned subsidiary of Fairfax Financial Holdings Limited, a corporation incorporated under the laws of Canada ("Fairfax"), to purchase all of the outstanding registered ordinary shares, par value CHF 4.10 per share (the "Allied World shares"), of Allied World Assurance Company Holdings, AG, a corporation limited by shares incorporated under the laws of Switzerland ("Allied World"), in exchange for cash and Fairfax shares (as defined below) upon the terms and subject to the conditions set forth in the prospectus forming part of the registration statement on Form F-4, file number 333-216074, dated May 8, 2017 (as it may be amended or supplemented from time to time, the "Prospectus"), and this letter of transmittal for use in accepting the offer in respect of Allied World shares (as it may be amended or supplemented from time to time, the "Letter of Transmittal," and together with the Prospectus, the "Offer").

        Fairfax, through FFH Switzerland, is offering to exchange each Allied World share validly tendered and not properly withdrawn for the right to receive (i) cash consideration of $23.00, without interest (the "Cash Consideration"), (ii) fully paid and nonassessable subordinate voting shares of Fairfax ("Fairfax shares") having a value of $14.00 based on the closing price of the Fairfax shares on December 16, 2016, being 0.030392 of a Fairfax share (the "Fixed Exchange Stock Consideration") and (iii) additional stock consideration equal to the quotient of (x) $12.00 and (y) the volume weighted average price of Fairfax shares on the Toronto Stock Exchange for the 20 consecutive trading days immediately preceding the trading day before the date on which FFH Switzerland first accepts tendered Allied World shares for exchange (the "Acceptance Time"), converted from Canadian dollars to U.S. dollars using the average Bank of Canada USD/CAD exchange rate over such 20-day period, rounded to the nearest one-hundredth of one cent (provided that this volume weighted average price is greater than $435.65 and less than $485.65 per Fairfax share) (the "Fixed Value Stock Consideration" and, together with the Cash Consideration and the Fixed Exchange Stock Consideration, the "Offer Consideration"). If this volume weighted average price of Fairfax shares during this period is greater than or equal to $485.65 per Fairfax share, the Fixed Value Stock Consideration will be fixed at an exchange ratio of 0.024709 of a Fairfax share for each Allied World share. If this volume weighted average price of Fairfax shares during this period is less than or equal to $435.65 per Fairfax share, the Fixed Value Stock Consideration will be fixed at an exchange ratio of 0.027545 of a Fairfax share for each Allied World share.

        In addition, Allied World will pay a special cash dividend of $5.00 per Allied World share, without interest, as soon as possible after the Acceptance Time to holders of Allied World shares as of immediately prior to the Acceptance Time, which is being paid outside of the Offer but is conditioned upon completion of the Offer.

        The exchange ratio in relation to the Fixed Exchange Stock Consideration is fixed and will not vary, regardless of any fluctuations in the market price of either Allied World shares or Fairfax shares. Therefore, the dollar value of the Fairfax shares that holders of Allied World shares will receive upon completion of the Offer will depend on the market value of the Fairfax shares and the exchange rate of Canadian dollars to U.S. dollars at the time of completion.

        No fractional Fairfax shares will be issued to tendering Allied World shareholders in the Offer. In lieu of a fractional Fairfax share, the exchange agent will deliver to each Allied World shareholder who would otherwise be entitled to receive a fraction of a Fairfax share (after aggregating all fractional Fairfax shares that would otherwise have been issuable to such tendering Allied World shareholder in the Offer) an amount of cash (without interest and subject to the amount of any withholding taxes) determined in accordance with the procedures described in "The Offer — Fractional Shares" in the Prospectus.

        The Offer does not extend to Allied World options, Allied World restricted stock units or other Allied World equity awards. See "Interests of Allied World, FFH Switzerland and Fairfax and their

Directors and Officers — Interests of Allied World's Directors and Executive Officers in the Offer — Treatment of Allied World Equity Awards" in the Prospectus.

        The completion of the Offer is subject to certain conditions, including there being validly tendered in accordance with the terms of the Offer prior to the expiration time of the Offer, a number of Allied World shares (that have not been validly withdrawn) that, together with any Allied World shares then directly or indirectly owned by Fairfax, FFH Switzerland and Fairfax (Switzerland) GmbH ("Fairfax (Swizerland)"), represents at least 90 percent or more of all outstanding Allied World shares (excluding Allied World shares held by Allied World), subject to the right of Fairfax to waive the minimum tender condition down to 66 2/3 percent if the other conditions to the Offer have been satisfied or waived (if permitted). There is no financing condition to the Offer. A detailed description of the terms and conditions of the Offer appears under "The Offer — Terms of the Offer" and "The Offer — Conditions to the Offer" in the Prospectus.

        The Offer and withdrawal rights will expire at 11:59 p.m. New York City time on June 30, 2017 (the "Expiration Time"), or on such subsequent date or time to which the Offer may be extended if FFH Switzerland extends the Offer as further described in the Prospectus.

        If, following completion of the Offer, Fairfax has, directly or indirectly, acquired or controls at least 90 percent of all outstanding Allied World shares (excluding Allied World shares held by Allied World), no actions or proceedings are pending with respect to the exercisability of the voting rights associated with those Allied World shares and no other legal impediment to a squeeze-out merger under Swiss law exists, Fairfax will, indirectly through Fairfax (Switzerland), initiate a squeeze-out merger pursuant to article 8, paragraph 2 and article 18, paragraph 5 of the Swiss Merger Act (the "Squeeze-Out Merger"), whereby Allied World will be merged with and into Fairfax (Switzerland) (with Fairfax (Switzerland) being the surviving entity). Remaining Allied World shareholders who do not tender their Allied World shares in the Offer (except for Allied World, Fairfax, FFH Switzerland and Fairfax (Switzerland), which will not receive any compensation for any Allied World shares directly or indirectly held by them) will, as part of such Squeeze-Out Merger, receive an amount in cash and Fairfax shares equal to the Offer Consideration. However, in no event will they receive any shares of the surviving entity. There can be no assurance whether or when the Squeeze-Out Merger will occur, or that the consideration offered in the Squeeze-Out Merger, which will be the same as the Offer Consideration, will be considered adequate (in form or value) as contemplated by the Swiss Merger Act.

        Fairfax reserves the right to waive the minimum tender condition down to 66 2/3 percent of all outstanding Allied World shares (excluding Allied World shares held by Allied World) if the other conditions to the Offer have been satisfied or (if permitted) waived. If Fairfax waives the minimum tender condition down to 66 2/3 percent, or waives another condition of the Offer, Fairfax will extend the Offer, if required by applicable law, for a period sufficient to allow you to consider the amended terms of the Offer (typically no less than five business days).

        In the event that the Acceptance Time occurs, and Fairfax has waived the minimum tender condition down to 66 2/3 percent, and the number of Allied World shares validly tendered in the Offer and not withdrawn, together with any Allied World shares then directly or indirectly owned by Fairfax or FFH Switzerland, represents less than 90 percent of all outstanding Allied World shares (excluding Allied World shares held by Allied World), Fairfax has agreed to use its reasonable best efforts to consummate the Squeeze-Out Merger within two years of the Acceptance Time. However, it is possible that Fairfax may not be able to acquire 100 percent (or at least 90 percent) of all outstanding Allied World shares (excluding Allied World shares held by Allied World) and/or complete the Squeeze-Out Merger in a timely manner, or at all. The U.S. Securities and Exchange Commission (the "SEC") has adopted Rule 13e-3 under the Securities Exchange Act of 1934, as amended, which is applicable to certain "going private" transactions, and which may under certain circumstances be applicable to the Squeeze-Out Merger or any other transaction or series of transactions that occur after completion of the Offer by which Fairfax attempts to acquire the remaining outstanding Allied World shares unless an exemption applies. Fairfax believes that Rule 13e-3 will not be applicable to the Squeeze-Out Merger because it is anticipated that the Squeeze-Out Merger will be effected within one year following the consummation of the Offer and, in the Squeeze-Out Merger, Allied World shareholders will receive the same consideration as the Offer Consideration. If an exemption does not apply, such transaction or series of transactions would be subject to U.S. federal securities law (including Rule 13e-3) and Fairfax would be required to file a Schedule 13E-3 with the SEC that would describe, among other things, the reasons for the "going private" transaction, the relationship of the parties involved, the source(s) of financing, the process used to determine the valuation or price paid to minority shareholders and detailed disclosures as to the fairness of any such transaction to minority shareholders. Under the General Corporate Law of the State of Delaware ("DGCL"), upon the acquisition and control of a majority of issued Allied World shares, if Allied World were a Delaware-incorporated company, Fairfax would be permitted to effect a second step merger, enabling it to acquire the remaining Allied World shares not tendered in the Offer. However, the DGCL does not apply to Allied World because it is a Swiss-incorporated company, rather than a Delaware-incorporated company.

        This Letter of Transmittal is to be used by holders of Allied World shares who hold their shares on the books and records of Allied World ("Registered Holders") or, unless an Agent's Message (as defined below) is utilized, if delivery of Allied World shares is to be made by book-entry transfer to an account maintained by the exchange agent (the "Book-Entry Transfer Facility") at The Depository Trust Company ("DTC"), pursuant to the procedures set forth under "The Offer — Procedures for Tendering Allied World Shares" in the Prospectus. Allied World shareholders who deliver Allied World shares by book-entry transfer are referred to herein as "Book-Entry Holders".

        Book-Entry Holders who cannot comply with the book-entry transfer procedures on a timely basis may nevertheless tender their Allied World shares according to the guaranteed delivery procedures set forth under "The Offer — Procedures for Tendering Allied World Shares — Guaranteed Delivery Procedures" in the Prospectus. See Instruction 1. Delivery of documents to a financial intermediary or to DTC will not constitute delivery to the exchange agent for purposes of accepting the Offer.

        If delivery of Allied World shares is to be made by book-entry transfer to an account maintained by the exchange agent at the Book-Entry Transfer Facility, then either this Letter of Transmittal or an Agent's Message should be used. See Instruction 2.

        If you are a Book-Entry Holder and you hold your Allied World shares through a financial intermediary, broker, dealer, commercial bank, trust company or other entity holding Allied World shares on your behalf, you should instruct your financial intermediary through which you hold your Allied World shares to arrange for a DTC participant holding the Allied World shares in its DTC account to tender your Allied World shares in the Offer to the exchange agent by means of delivery through the Book-Entry Transfer Facility of DTC of your Allied World shares to the DTC account of the exchange agent, together with an Agent's Message acknowledging that the tendering holder has received and agrees to be bound by this Letter of Transmittal, before the expiration of the Offer. See Instruction 2. If the procedure for book-entry transfer cannot be completed on a timely basis, you may also follow the guaranteed delivery procedures described in the Prospectus.

        Your financial intermediary, broker, dealer, commercial bank, trust company or other entity holding Allied World shares on your behalf can assist you in completing this Letter of Transmittal. The Instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to Georgeson LLC, the information agent, at the address and telephone number indicated on the back cover of this Letter of Transmittal.

        In the event of an inconsistency between the terms and procedures in this Letter of Transmittal and the Prospectus, the terms and procedures in the Prospectus shall govern.

        Upon expiration of the Offer, if the conditions to the Offer referred to above have been satisfied or, to the extent legally permitted, waived, the consideration payable to tendering Allied World shareholders whose Allied World shares are accepted for exchange will be calculated by the exchange agent, as described in the Prospectus. Fairfax shares will be issued to and cash will be paid to tendering shareholders promptly.

        Payment for Allied World shares validly tendered by Registered Holders with a properly completed and duly executed Letter of Transmittal, and all applicable signature guarantees from an eligible guarantor institution, will be made by way of a check for the applicable amount of Cash Consideration to which you are entitled. Payment for Allied World shares validly tendered by Book-Entry Holders through Book-Entry Transfer Facilities will be made by crediting the account of the financial intermediary, broker, dealer, commercial bank, trust company or other entity holding Allied World shares on your behalf with DTC. The exchange agent will deliver the applicable amount of Cash Consideration to DTC, which will further allocate the applicable amount of Cash Consideration to the account of the DTC participant who tendered the Allied World shares on your behalf.

        Fairfax shares may be held in certificated and uncertificated form. If you are a Registered Holder and you validly tender your Allied World shares with a properly completed and duly executed Letter of Transmittal, and all applicable signature guarantees from an eligible guarantor institution, you will receive the Fairfax shares to which you are entitled in uncertificated form. If you are a Book-Entry Holder and you validly tender your Allied World shares by means of delivery through the Book-Entry Transfer Facilities of DTC, the exchange agent will cause the applicable number of Fairfax shares to be delivered to DTC and will further allocate the applicable number of Fairfax shares to the account of the DTC participant who tendered the Allied World shares on your behalf.

        In addition, the exchange agent will deliver to each Allied World shareholder who would be entitled to receive a fraction of a Fairfax share (after aggregating all fractional Fairfax shares issuable to such Allied World shareholder in the Offer), cash (without interest and subject to the amount of any withholding taxes) in an amount representing such Allied World shareholder's proportionate interest in the net proceeds from the sale of the aggregate number of such Fairfax shares that would otherwise be issued. For further detail, see "The Offer — Fractional Shares" in the Prospectus.

☐	BOOK-ENTRY HOLDERS CHECK HERE IF ALLIED WORLD SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	BOOK-ENTRY HOLDERS CHECK HERE IF ALLIED WORLD SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
LETTER OF TRANSMITTAL CAREFULLY.

IMPORTANT

ALLIED WORLD SHAREHOLDERS SIGN HERE
(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)
(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

Signature(s) of Allied World Shareholders

Dated:                                     , 2017

Name(s):

(Please Print)

Capacity (full title):

(See Instruction 4)

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

(See IRS Form W-9 or the appropriate IRS Form W-8, as applicable)

        Must be signed by registered holder(s) exactly as name(s) appear(s) on the Allied World share register or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instructions 1 and 4. For information concerning signature guarantees, see Instruction 1.

GUARANTEE OF SIGNATURE(S)
(If Required — See Instructions 1 and 4)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY,

PLACE MEDALLION GUARANTEE IN SPACE BELOW

Authorized Signature

Name(s) (Please Print)

Name of Firm

Address (include Zip Code)

Area Code and Telephone Number

Dated:                                     , 2017

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1 and 7)	SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if the Fairfax shares and/or the check for cash payable in the Offer are to be issued in the name of someone other than the undersigned.
To be completed ONLY if the check for cash payable in the Offer is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."
Issue To:	Mail To:
Name(s):	Name(s):

(Please Print)	(Please Print)
Address:	Address:

(Include Zip Code)	(Include Zip Code)
(Recipient must complete the enclosed IRS Form W-9)

Ladies and Gentlemen:

        The undersigned hereby tenders to Fairfax Financial Holdings (Switzerland) GmbH ("FFH Switzerland") the above-described Allied World shares pursuant to the Offer. Receipt of the Prospectus is hereby acknowledged. The undersigned understands that FFH Switzerland reserves the right to transfer or assign, in whole or in part, from time to time, to Fairfax or one or more of its or Fairfax's respective affiliates, the right to purchase Allied World shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve FFH Switzerland of its obligations under the Offer and will in no way prejudice the rights of tendering Allied World shareholders to receive payment for Allied World shares validly tendered and accepted for payment pursuant to the Offer.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Allied World shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby:

  (1)
  sells, assigns and transfers to, or upon the order of, FFH Switzerland, all right, title and interest in and to all of the Allied World shares that are being tendered hereby; and

  (2)
  irrevocably constitutes and appoints Continental Stock Transfer & Trust Company, as exchange agent, the true and lawful agent and attorney-in-fact of the undersigned with respect to such Allied World shares, with full knowledge that the exchange agent is also acting as the agent of FFH Switzerland in connection with the Offer, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) sign and deliver a share assignment declaration, or transfer ownership of an Allied World share on the account books maintained by DTC, together, in any such case, with all accompanying evidence of transfer and authenticity (including, without limitation, a share assignment declaration and any other transfer action required pursuant to applicable law), to, or upon the order of FFH Switzerland, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Allied World shares, all in accordance with the terms of the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints each designee of FFH Switzerland, as the attorneys-in-fact and proxies of the undersigned with respect to all of the Allied World shares tendered hereby and accepted for exchange by FFH Switzerland, each with full power of substitution and re-substitution, with power to (i) vote at any annual or special meeting of Allied World shareholders or any adjournment or postponement thereof in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, (ii) execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper and (iii) otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper. This appointment will be effective if and when, and only to the extent that, FFH Switzerland accepts such Allied World shares for exchange pursuant to the Offer. This proxy and power of attorney is coupled with an interest in Allied World shares tendered hereby, is irrevocable and is granted in consideration of the acceptance for exchange of such Allied World shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and any proxies granted by the undersigned at any time with respect to such Allied World shares, and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The undersigned understands that, in order for Allied World shares to be deemed validly tendered, immediately upon FFH Switzerland's acceptance for exchange of such Allied World shares, FFH Switzerland or its designee must be able to exercise full voting, consent and other rights with respect to such Allied World shares, including voting at any meeting of Allied World shareholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Allied World shares tendered hereby, that the undersigned owns the Allied World shares tendered hereby, and that when the same are accepted for exchange by FFH Switzerland, FFH Switzerland will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or FFH Switzerland to be necessary or desirable to complete the sale, assignment and transfer of the Allied World shares tendered hereby.

        The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

        The undersigned understands that the valid tender of Allied World shares pursuant to any one of the procedures described in "The Offer — Procedures for Tendering Allied World Shares" of the Prospectus and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. FFH Switzerland's acceptance of such Allied World shares for exchange will constitute a binding agreement between the undersigned and FFH Switzerland upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, FFH Switzerland may not be required to accept for exchange any of the Allied World shares tendered hereby.

        The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, FFH Switzerland or its respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.

        The undersigned undertakes, represents and warrants that if any provision of this Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford FFH Switzerland or the exchange agent or their respective agents the benefit of the authority expressed to be given in this Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable FFH Switzerland or the exchange agent to secure the full benefits of this Letter of Transmittal.

        No fractional Fairfax shares will be issued to tendering Allied World shareholders in the Offer. In lieu of a fractional Fairfax share, the exchange agent will deliver to each Allied World shareholder who would otherwise be entitled to receive a fraction of a Fairfax share (after aggregating all fractional Fairfax shares that would otherwise have been issuable to such tendering Allied World shareholder in the Offer) an amount of cash (without interest and subject to the amount of any withholding taxes) determined in accordance with the procedures described in "The Offer — Fractional Shares" in the Prospectus. Under no circumstances will interest be paid on the exchange of Allied World shares, regardless of any delay in making the exchange or any extension of the Offer.

        Unless otherwise indicated under "Special Issuance Instructions", please issue any Fairfax shares and/or a check for cash payable pursuant to the Offer (as applicable) in the name(s) of the registered holder(s) appearing above under "Description of Allied World Shares Tendered."

        Similarly, unless otherwise indicated under "Special Delivery Instructions", please deliver a check for cash (as applicable) to the address(es) of the registered holder(s) appearing above under "Description of Allied World Shares Tendered."

        In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue any Fairfax shares and/or a check for cash (as applicable) in the name of the person or persons so indicated. The undersigned recognizes that FFH Switzerland has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Allied World shares from the name of the registered holder thereof if FFH Switzerland does not accept for exchange any or all of the Allied World shares so tendered.

        In the case of a book-entry delivery of Allied World shares, the undersigned hereby instructs the exchange agent to credit the undersigned's account maintained at the Book-Entry Transfer Facility with (i) any Cash Consideration to be paid under the Offer and (ii) any Allied World shares that are not accepted for exchange. The undersigned recognizes that the exchange agent will not transfer Allied World shares from the name of the registered holder thereof if FFH Switzerland does not accept for exchange any of the Allied World shares so tendered.

        SUBJECT TO THE TERMS OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF ALLIED WORLD SHARES PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL THE ALLIED WORLD SHARES IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE EXCHANGE AGENT AS PROVIDED IN THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL.

        FFH SWITZERLAND WILL DETERMINE QUESTIONS AS TO THE VALIDITY, FORM, ELIGIBILITY, INCLUDING TIME OF RECEIPT, AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF ALLIED WORLD SHARES IN ITS SOLE DISCRETION AND FFH SWITZERLAND'S DETERMINATION WILL BE FINAL AND BINDING, SUBJECT TO THE RIGHTS OF HOLDERS OF ALLIED WORLD SHARES TO CHALLENGE SUCH DETERMINATION IN A COURT OF COMPETENT JURISDICTION. FFH SWITZERLAND RESERVES THE RIGHT TO REJECT ANY AND ALL TENDERS OF ALLIED WORLD SHARES THAT IT DETERMINES ARE NOT IN PROPER FORM OR THE ACCEPTANCE FOR EXCHANGE OF WHICH MAY BE UNLAWFUL. NO TENDER OF ALLIED WORLD SHARES WILL BE DEEMED TO HAVE BEEN VALIDLY MADE UNTIL ALL DEFECTS AND IRREGULARITIES HAVE BEEN CURED OR WAIVED. FFH SWITZERLAND'S INTERPRETATION OF THE TERMS AND CONDITIONS OF THE OFFER, INCLUDING THE ACCEPTANCE FORMS AND INSTRUCTIONS THERETO, WILL BE FINAL AND BINDING, SUBJECT TO THE RIGHTS OF HOLDERS OF ALLIED WORLD SHARES TO CHALLENGE SUCH DETERMINATION IN A COURT OF COMPETENT JURISDICTION. THERE SHALL BE NO OBLIGATION ON FFH SWITZERLAND, THE INFORMATION AGENT, THE EXCHANGE AGENT OR ANY PERSON ACTING ON ITS OR THEIR BEHALF TO GIVE NOTICE OF ANY DEFECTS OR IRREGULARITIES IN ANY ACCEPTANCE OR NOTICE OF WITHDRAWAL AND NO LIABILITY SHALL BE INCURRED BY ANY OF THEM FOR FAILURE TO GIVE ANY SUCH NOTIFICATION. FFH SWITZERLAND RESERVES THE RIGHT, IN ACCORDANCE WITH APPLICABLE LAW, TO PERMIT A HOLDER OF ALLIED WORLD SHARES TO ACCEPT THE OFFER IN A MANNER OTHER THAN AS SET OUT ABOVE.

        ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED, AND ANY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED. EXCEPT AS STATED IN THE OFFER, THIS TENDER IS IRREVOCABLE.

        THE UNDERSIGNED UNDERSTANDS THAT TENDERS OF ALLIED WORLD SHARES PURSUANT TO ANY ONE OF THE PROCEDURES DESCRIBED IN THE PROSPECTUS AND IN THE INSTRUCTIONS HERETO WILL CONSTITUTE AN AGREEMENT BETWEEN THE UNDERSIGNED AND FFH SWITZERLAND UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THE OFFER.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    All signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity and which is a member in good standing of a recognised Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing, an "Eligible Institution"), unless (a) this Letter of Transmittal is signed by the Registered Holder(s) of Allied World shares tendered herewith, and such holder(s) has (have) not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" or (b) such Allied World shares are tendered for the account of an Eligible Institution. See Instruction 4 of this Letter of Transmittal.

        2.    Delivery of Letter of Transmittal and Allied World Shares; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed by Registered Holders or, unless an Agent's Message (as defined below) is utilized by Book-Entry Holders, if delivery of Allied World shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the section entitled "The Offer — Procedures for Tendering Allied World Shares" of the Prospectus.

        For an Allied World shareholder to validly tender Allied World shares pursuant to the Offer, the holder must deliver to the exchange agent either (1) a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees (this being the only valid method by which a Registered Holder may tender) or (2) an Agent's Message in each case with any other required documents, and must transfer the Allied World shares tendered pursuant to the procedures for book-entry transfer set forth herein and in the section entitled "The Offer — Procedures for Tendering Allied World Shares" of the Prospectus. A tender by book-entry transfer will be complete upon receipt by the exchange agent of a book-entry confirmation from DTC. For Allied World shareholders who are Registered Holders, this Letter of Transmittal constitutes the written assignment necessary under Swiss law to effect a valid transfer of Allied World shares by Registered Holders.

        In each case, the exchange agent must receive this Letter of Transmittal or, in the case of Book-Entry Holders, the Agent's Message, and a book-entry confirmation, as described, at its address set forth herein prior to the Expiration Time.

        Book-Entry Holders who cannot comply with the book-entry transfer procedures on a timely basis may tender their Allied World shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "The Offer — Procedures for Tendering Allied World Shares — Guaranteed Delivery Procedures" of the Prospectus.

        Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by FFH Switzerland, must be received by the exchange agent prior to the Expiration Time and (iii) a book-entry confirmation with respect to all tendered Allied World shares, together with a properly completed and duly executed Letter of Transmittal with an Agent's Message, and any other required documents must be received by the exchange agent within three (3) U.S. business days after the date of execution of such Notice of Guaranteed Delivery.

        The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the exchange agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Allied World shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that FFH Switzerland may enforce such agreement against the participant.

        THE METHOD OF DELIVERY OF THE ALLIED WORLD SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING ALLIED WORLD SHAREHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT BY BOOK-ENTRY CONFIRMATION. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No alternative, conditional or contingent tenders will be accepted, and no fractional Allied World shares will be purchased. All tendering holders, by executing this Letter of Transmittal, waive any right to receive any notice of acceptance of their Allied World shares for exchange.

        3.    Inadequate Space.    If the space provided herein under "Description of Allied World Shares Tendered" is inadequate, the number of Allied World shares tendered should be listed on a separate signed schedule attached hereto.

        4.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the Registered Holder(s) of the Allied World shares tendered hereby, the signature(s) must correspond with the name(s) on the books and records of Allied World without alteration, enlargement or any change whatsoever.

        If any of the Allied World shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any of the Allied World shares tendered in the Offer are registered in different names in several book-entries, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

        If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to FFH Switzerland of the authority of such person so to act must be submitted.

        5.    Form of Payment of Fairfax Shares.    Payment for Allied World shares validly tendered by Registered Holders with a properly completed and duly executed Letter of Transmittal, and all applicable signature guarantees from an Eligible Institution, will be made by way of a check for the applicable amount of Cash Consideration to which you are entitled. Payment for Allied World shares validly tendered by Book-Entry Holders through the Book-Entry Transfer Facility will be made by crediting the account of the financial intermediary, broker, dealer, commercial bank, trust company or other entity holding Allied World shares on your behalf with DTC. The exchange agent will deliver the applicable amount of Cash Consideration to DTC, which will further allocate the applicable amount of Cash Consideration to the account of the DTC participant who tendered the Allied World shares on your behalf.

        If you are a Registered Holder and you validly tender your Allied World shares with a properly completed and duly executed Letter of Transmittal, and all applicable signature guarantees from an Eligible Institution, you will receive the Fairfax shares to which you are entitled in uncertificated form. If you are a Book-Entry Holder and you validly tender your Allied World shares by means of delivery through the Book-Entry Transfer Facilities of DTC, the exchange agent will cause the applicable number of Fairfax shares to be delivered to DTC and will further allocate the applicable number of Fairfax shares to the account of the DTC participant who tendered the Allied World shares on your behalf.

        In addition, the exchange agent will deliver to each Allied World shareholder who would be entitled to receive a fraction of a Fairfax share (after aggregating all fractional Fairfax shares issuable to such Allied World shareholder in the Offer), cash (without interest and subject to the amount of any withholding taxes) in an amount representing such Allied World shareholder's proportionate interest in the net proceeds from the sale of the aggregate number of such Fairfax shares that would otherwise be issued. For further detail, see "The Offer — Fractional Shares" in the Prospectus.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, FFH Switzerland will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of Allied World shares to it pursuant to the Offer.

        If, however, delivery of the consideration in respect of the Offer is to be made to, or (in the circumstances where permitted hereby) if Allied World shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the Registered Holder(s), or if tendered shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the Registered Holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to FFH Switzerland of the payment of such taxes, or exemption therefrom, is submitted.

        7.    Special Issuance and Delivery Instructions.    If Fairfax shares and/or a check for cash (as applicable) are to be issued in the name of and/or delivered and returned to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions", respectively, must be completed (as appropriate). Unless otherwise indicated in the box entitled "Special Issuance Instructions," any Allied World shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange will be credited to the DTC account designated above. FFH Switzerland has no obligation, pursuant to the "Special Issuance Instructions", to transfer any Allied World shares from the name of the registered holder thereof if FFH Switzerland does not accept for exchange any or all of the Allied World shares so tendered.

        8.    Requests for Assistance or Additional Copies.    Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the IRS Form W-9 may be directed to the information agent or the exchange agent at their respective addresses and phone numbers set forth below, or to your financial intermediary, broker, dealer, commercial bank, trust company or other entity holding Allied World shares on your behalf.

        9.    Waiver of Conditions.    Except as described in the Prospectus, Fairfax reserves the right to waive, in whole or in part, subject to certain exceptions (as described in the Prospectus), any of the conditions to the Offer to the extent permitted by law. If Fairfax waives the minimum tender condition down to 66 2/3 percent, or waives another condition of the Offer, Fairfax will extend the Offer, if required by applicable law, for a period sufficient to allow you to consider the amended terms of the Offer (typically no less than five business days).

        10.    IRS Form W-8.    You are generally exempt from backup withholding of U.S. federal income tax if you are a non-resident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and give the requester the duly completed Internal Revenue Service ("IRS") Form W-8BEN or other appropriate IRS Form W-8. You will find further information in IRS Publication 515, "Withholding of Tax on Non-resident Aliens and Foreign Entities". You may obtain the applicable Form W-8 by accessing the IRS website at www.irs.gov.

        11.    IRS Form W-9.    A tendering Allied World shareholder that does not provide the exchange agent with the appropriate Form W-8 must provide the exchange agent with a correct Taxpayer Identification Number ("TIN"), generally the Allied World shareholder's social security, individual taxpayer identification number or federal employer identification number, on the IRS Form W-9 (the "Form W-9") which is enclosed, and certify whether the holder is subject to backup withholding of U.S. federal income tax. If a tendering holder is subject to federal backup withholding, the holder must cross out item (2) of the "Certification" box of the Form W-9. Failure to provide the information on the Form W-9 may subject the tendering holder to a $50 penalty imposed by the IRS and a 28 percent U.S. federal backup withholding tax on the payment of the purchase price. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part 1 and sign and date the Form W-9. If "Applied For" is written in Part 1 and the exchange agent is not provided with a TIN within 60 days of its receipt of the Form W-9, the exchange agent will withhold 28 percent on all payments of the purchase price until a TIN is provided to the exchange agent.

        12.    No Interest; Currency.    Under no circumstances will interest be paid on the exchange of Allied World shares, regardless of any delay in making the exchange or any extension of the Offer. The Cash Consideration, and the payment of cash in respect of fractional Fairfax shares, paid to tendering holders of Allied World shares will be paid in U.S. dollars.

        13.    Procedures for Withdrawal.    You may withdraw your Allied World shares at any time before the expiration of the Offer and at any time after the expiration of the Offer until FFH Switzerland accepts the Allied World shares for exchange. If you are a Registered Holder, you may withdraw your Allied World shares by delivering to the exchange agent a properly completed and duly executed notice of withdrawal, guaranteed by an Eligible Institution (if the Letter of Transmittal required a signature guarantee) before the expiration of the Offer or before FFH Switzerland accepts the Allied World shares for exchange. If you are a Book-Entry Holder, you may withdraw your Allied World shares by instructing your financial intermediary, broker, dealer, commercial bank, trust company or other entity through which you hold your Allied World shares to cause the DTC participant through which your Allied World shares are tendered to deliver a notice of withdrawal to the exchange agent through the Book-Entry Transfer Facility of DTC, at the applicable address set forth above, prior to the expiration of the Offer.

IMPORTANT

        This Letter of Transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the exchange agent prior to the Expiration Time, and Allied World shares must be delivered pursuant to the procedures for book-entry transfer prior to the Expiration Time, or the tendering Allied World shareholder must comply with the procedures for guaranteed delivery prior to the Expiration Time.

IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a U.S. Holder, as defined below, whose tendered Allied World shares are accepted for payment is required to provide the exchange agent (as payer) with such U.S. Holder's correct TIN, generally a social security number, individual taxpayer identification number or employer identification number on the Form W-9 enclosed herewith. If such U.S. holder is an individual, the TIN is such person's social security number. The TIN of a U.S. resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering holder is subject to U.S. federal income tax backup withholding, the holder must cross out item (2) of the Certification box on the Form W-9. If the exchange agent is not provided with the correct TIN, the U.S. Holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such U.S. Holder with respect to Allied World shares purchased pursuant to the Offer may be subject to U.S. federal income tax backup withholding.

        As used herein, the term "U.S. Holder" means a beneficial owner of Allied World shares that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States; (ii) a corporation created or organised under the laws of the United States or any State thereof or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income tax without regard to its source; or (iv) a trust if (x) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (y) the trust has validly elected to be treated as a domestic trust for U.S. federal income tax purposes.

        Certain U.S. Holders (including, among others, all corporations and certain non-U.S. individuals) are not subject to federal backup withholding. In order for a non-U.S. individual to qualify as an exempt recipient, such individual holder must submit to the exchange agent a properly completed IRS Form W-8BEN or appropriate IRS Form W-8 signed under penalties of perjury, attesting to such individual's exempt status. Such forms may be obtained by accessing the IRS website at www.irs.gov. Exempt holders, other than non-U.S. individuals, should furnish their TIN, write "EXEMPT" on the face of the Form W-9 above, and sign, date and return the Form W-9 to the exchange agent.

        If U.S. federal backup withholding applies, the exchange agent is required to withhold 28 percent of any payments made to a holder. U.S. federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS upon timely furnishing the proper information.

Purpose of Form W-9

        To prevent U.S. federal backup withholding on payments that are made to a holder with respect to Allied World shares purchased pursuant to the Offer, the holder is required to notify the exchange agent of such holder's correct TIN by completing the Form W-9 enclosed herewith certifying that the TIN provided on such form is correct (or that such holder is awaiting a TIN) and that (1) such holder is exempt from U.S. federal backup withholding, (2) such holder has not been notified by the IRS that such holder is subject to U.S. federal backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified such holder that such holder is no longer subject to U.S. federal backup withholding.

What Number to Give the Exchange Agent

        The holder is required to give the exchange agent the TIN of the record owner of the Allied World shares. If the Allied World shares are in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed Form W-9 for which number to report. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such holder should write "Applied For" in the space provided for the TIN in Part and sign and date the enclosed Form W-9. If "Applied For" is written in Part 1 and the exchange agent is not provided with a TIN within 60 days, the exchange agent may withhold 28 percent on all payments of the purchase price until a TIN is provided to the exchange agent.

Payees Exempt from FATCA Reporting

        The Form W-9 includes a certification that you are exempt from reporting under the Foreign Account Tax Compliance Act ("FATCA"). Reporting under FATCA with respect to U.S. persons generally applies only to a foreign financial institution ("FFI") (including a branch of a U.S. financial institution that is treated as an FFI under an applicable intergovernmental agreement). For details on the FATCA reporting requirements, including specific information regarding which financial institutions are required to report, see sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:
☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____	Exempt payee code (if any) _____
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) _____ (Applies to accounts maintained outside the U.S.)
☐ Other (see instructions) >

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

      Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

      If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

      By signing the filled-out form, you:

      1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2. Certify that you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

      4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

      In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2. The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

      Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

      If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

      1. You do not furnish your TIN to the requester,

      2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

      3. The IRS tells the requester that you furnished an incorrect TIN,

      4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

      Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

      Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

      If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

      a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

      b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

      c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

      d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

      e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

      The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

      1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

      2 – The United States or any of its agencies or instrumentalities

      3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

      5 – A corporation

      6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

      7 – A futures commission merchant registered with the Commodity Futures Trading Commission

      8 – A real estate investment trust

      9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

      10 – A common trust fund operated by a bank under section 584(a)

      11 – A financial institution

      12 – A middleman known in the investment community as a nominee or custodian

      13 – A trust exempt from tax under section 664 or described in section 4947

      The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

      A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

      B – The United States or any of its agencies or instrumentalities

      C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

      E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

      F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

      G – A real estate investment trust

      H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

      I – A common trust fund as defined in section 584(a)

      J – A bank as defined in section 581

      K – A broker

      L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

      M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

      If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

      If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

      To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

      If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

      If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

      For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

      Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

      The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

      If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

      Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

        Any questions or requests for assistance may be directed to the information agent at its address and telephone number set forth below. Requests for copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, the IRS Form W-9 and other tender offer materials may also be directed to the information agent. A shareholder may also contact such shareholder's financial intermediary, broker, dealer, commercial bank, trust company or other entity holding Allied World shares on its behalf for assistance concerning the Offer.

The information agent for the Offer is:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor
New York, NY 10104
 Shareholders, Banks and Brokers
Call Toll Free:
(800) 248-7690

The exchange agent for the Offer is:

Continental Stock Transfer & Trust Company

If delivering by Mail, Hand or Overnight
Courier or Other Expedited Service:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Corporate Actions Department

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

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EXHIBIT 99.1